Supplement to the
Fidelity® OTC Portfolio
September 28, 2001
Prospectus

The following information replaces the second bullet found under the heading "Principal Investment Strategies" in the "Investment Summary" section on page 3.

  Normally investing at least 80% of assets in securities principally traded on NASDAQ or another over-the-counter (OTC) market, which has more small and medium-sized companies than other markets.

The following information replaces the second paragraph found under the heading "Principal Investment Strategies" in the "Investment Details" section on page 6.

FMR normally invests at least 80% of the fund's assets in securities principally traded on NASDAQ or another OTC market. OTC securities include securities in the NASDAQ Composite Index and other securities principally traded on the OTC Market (a telephone or computer network that connects securities dealers) and may include equity or debt securities. However, OTC securities can also be listed for trading on the New York or American Stock Exchange or a foreign exchange and may include American Depositary Receipts and securities eligible for unlisted trading privileges on such exchanges. Securities that begin to trade principally on an exchange after purchase continue to be considered eligible securities for purposes of the 80% policy. OTC securities can be issued by companies of any size. However, the OTC market has more small and medium-sized companies than other markets. FMR may also invest the fund's assets in non-OTC securities.

The new "Shareholder Notice" heading and the following information directly follows the paragraph found under the heading "Fundamental Investment Policies" in the "Investment Details" section on page 8.

Shareholder Notice

The following policy is subject to change only upon 60 days' prior notice to shareholders:

OTC Portfolio normally invests at least 80% of its assets in securities principally traded on NASDAQ or another OTC market.

OTC-02-03 July 31, 2002
1.472927.108